EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into Southern Banc Company's previously filed Registration Statement File No. 333-3546.

                                                /s/  Arthur Andersen LLP

Birmingham, Alabama
September 27, 1999